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                                                                Exhibit 99.j(1)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 18, 2002, relating to the financial statements and financial highlights which appear in the October 31, 2002 Annual Report to Shareholders of Credit Suisse Small Cap Value Fund (a series of the Credit Suisse Capital Funds) which is also incorporated by reference into the Registration Statement. We also consent to the reference to our firm under the heading "Independent Accountants and Counsel" in the Statement of Additional Information.



PricewaterhouseCoopers

Philadelphia, Pennsylvania
July 11, 2003
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                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 18, 2002, relating to the financial statements and financial highlights which appear in the October 31, 2002 Annual Report to Shareholders of Credit Suisse Large Cap Value Fund (a series of the Credit Suisse Capital Funds) which is also incorporated by reference into the Registration Statement. We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Independent Accountants and Counsel" in the Statement of Additional Information.



PricewaterhouseCoopers

Philadelphia, Pennsylvania
July 11, 2003

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 18, 2002, relating to the financial statements and financial highlights which appear in the October 31, 2002 Annual Report to Shareholders of Credit Suisse Tax Efficient Fund (a series of the Credit Suisse Capital Funds) which is also incorporated by reference into the Registration Statement. We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Independent Accountants and Counsel" in the Statement of Additional Information.



PricewaterhouseCoopers

Philadelphia, Pennsylvania
July 11, 2003